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     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /
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   THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING MATTERS:
                                                                        FOR
                                                         FOR  WITHHOLD  EXCEPT*
1.  ELECTION OF TRUSTEES --
                                                        -----------------------
    NOMINEES: Edward McCormick Blair, Jr.,                   /     /     /
    Peter J.P. Brickfield, Charles R. Gardner,          -----------------------
    John S. Gates, Jr., Ogden McC. Hunnewell,
    George A. Ranney, Jr., Charles N. Seidlitz,
    Nancy W. Trowbridge and Robert E. Wood II.

    *INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
    NOMINEE LINE THROUGH THAT NOMINEE'S NAME.
                                                          FOR  AGAINST  ABSTAIN
2.  Proposal to ratify the appointment of Arthur
    Andersen LLP as independent auditors for            -----------------------
    the Trust.                                               /     /     /
                                                        -----------------------

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:                                     Date:                     , 1995
          -------------------------------------     ---------------------

Signature:                                     Date:                     , 1995
          -------------------------------------     ---------------------

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PROXY                   THE CHICAGO DOCK AND CANAL TRUST                   PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                       OF THE CHICAGO DOCK AND CANAL TRUST
                       1995 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby appoints Charles R. Gardner and Edward McCormick Blair, Jr. as Proxies, each with the power to appoint a substitute, and hereby authorizes each of them to represent and to vote all the shares of beneficial interest of The Chicago Dock and Canal Trust held of record by the undersigned on August 18, 1995 at the Annual Meeting of the Shareholders of said Trust to be held on October 5, 1995 at 10:00 AM at Navy Pier, 600 East Grand Avenue, Room 329, Chicago, Illinois or any adjournment thereof, upon the matters set forth on the reverse side of this form.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE.)



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